EXHIBIT 32.1

  CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18
                              U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of FTS Group, Inc., a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report, as amended, for the quarter ended June 30, 2006 (the "Form 10-QSB/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Scott Gallagher
                                                -------------------
                                                Scott Gallagher
                                                Chief Executive Officer and
                                                Interim Chief Financial Officer
                                                December 18, 2006